UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     June 2, 2006
PIKE ELECTRIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 Pike Way
Mount Airy, NC 27030
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On June 2, 2006, Messrs. J. Russell Triedman and Alan E. Goldberg resigned from the Company’s board of directors. Messrs. Charles E. Bayless and Louis F. Terhar have been elected to the Company’s board of directors effective June 2, 2006. It is expected that Mr. Bayless and Mr. Terhar will each be appointed to one or more of the committees of the board of directors (audit committee, compensation committee and nominating and governance committee), resulting in these committees consisting entirely of independent directors, in accordance with NYSE Rule 303A.
     From 1981 to 1989, Mr. Bayless was employed by the Public Service Company of New Hampshire where he was Senior Vice President and Chief Financial Officer. In 1989, Mr. Bayless joined Tucson Electric Power Company as Senior Vice President and Chief Financial Officer. Shortly thereafter, he was named President and Chief Executive Officer, and from 1991 to June 1998, he served as Chairman, President, and Chief Executive Officer. Mr. Bayless served as Chairman, President, and Chief Executive Officer of Illinova Corporation, and its wholly owned subsidiary, Illinois Power Company from June 1998 until December 2000. From 2000 to May 2006, Mr. Bayless served as a Board member of Dynergy. Mr. Bayless also chaired the audit committee of the board of directors of Dynergy. Mr. Bayless was named President of the West Virginia University Institute of Technology (W.V.U. Tech) in April 2005. He is a current Board member of Commerce Energy, a publicly held non-regulated retail energy provider, and the Ontario Power Authority.
     Mr. Terhar is a graduate of the Naval Academy where he earned an engineering degree. From 1989 to 2001, Mr. Terhar served as Vice President of Operations for The David J. Joseph Company, as an Operations Staff Member for SHV Holdings N.V., as President and Chief Executive Officer of The David J. Joseph Company and as President of the SHV North America/SHV Capital Ventures. From 2002 to 2003, Mr. Terhar served as President and Chief Executive Officer of Indian Motorcycle Company. From 2004 to 2005, Mr. Terhar served as President and Chief Executive Officer of Integris Metals, Inc. Since February of 2005, Mr. Terhar has been Managing Director for Strategic Planning Advisors LLC.

Item 9.01      Financial Statements and Exhibits.
(d)      Exhibits
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

99.1	Press Release dated June 5, 2006 issued by Pike Electric Corporation.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: June 8, 2006	By:	/s/ Mark Castaneda

Name: Mark Castaneda Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
June 2, 2006	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated June 5, 2006 issued by Pike Electric Corporation.